1290 Funds®

1290 Diversified Bond Fund

1290 Essex Small Cap Growth Fund

SUPPLEMENT DATED SEPTEMBER 11, 2026 TO THE SUMMARY PROSPECTUS AND PROSPECTUS DATED MARCH 1, 2026

This Supplement updates certain information contained in the Summary Prospectus and Prospectus of 1290 Funds (“Trust”) dated March 1, 2026. You should read this Supplement in conjunction with the Summary Prospectus and Prospectus and retain it for future reference. You may view, print, and download these documents, free of charge, at the Trust’s website at https://www.1290funds.com.

Effective September 30, 2026, the following changes are being made to the Summary Prospectus and Prospectus of 1290 Diversified Bond Fund:

The section of the Summary Prospectus and Prospectus entitled – “1290 Diversified Bond Fund – WHO MANAGES THE FUND – Sub-Adviser: Brandywine Global Investment Management, LLC (“Brandywine Global” or the “Sub-Adviser”)” is amended by deleting the table in its entirety and replacing it with the following information:

Portfolio Managers: The individuals jointly and primarily responsible for the securities selection, research and trading for the Fund are:

Name	Title	Since
Anujeet Sareen, CFA®	Portfolio Manager of Brandywine Global	2018
Tracy Chen, CFA®, CAIA	Portfolio Manager of Brandywine Global	2018
Brian Kloss, JD, CPA	Portfolio Manager of Brandywine Global	2020
Paul Mielczarski	Head of Global Macro Strategy and Portfolio Manager of Brandywine Global	2025
Kevin O’Neil	Portfolio Manager and Senior Research Analyst of Brandywine Global	2026

The section of the Prospectus entitled “Management of the Trust – The Sub-Advisers – Brandywine Global Investment Management, LLC” is amended by adding the following information:

Kevin O’Neil is a Portfolio Manager and Senior Research Analyst on the Global Fixed Income team and is responsible for providing credit research and analysis. Most recently, Kevin served as Vice President of Brandywine Global’s Investment Performance Analysis team. As part of this role, Kevin supported the investment process from both a quantitative and fundamental standpoint, providing portfolio analytics and risk oversight while also aiding in the implementation of client portfolios. He joined Brandywine Global, a SIM of Franklin Templeton, in 2002.

Effective September 11, 2026, the following changes are being made to the Summary Prospectus and Prospectus of 1290 Essex Small Cap Growth Fund:

The section of the Summary Prospectus and Prospectus entitled – “1290 Essex Small Cap Growth Fund – WHO MANAGES THE FUND – Sub-Adviser: Essex Investment Management Company, LLC (“Essex” or the “Sub-Adviser”)” is amended by deleting the table in its entirety and replacing it with the following information:

Portfolio Managers: The individuals jointly and primarily responsible for the securities selection, research and trading for the Fund are:

Name	Title	Since
Nancy Prial, CFA®	Co-Chief Executive Officer and Senior Portfolio Manager of Essex	2022
Saralyn Sacks, CFA®	Senior Vice President and Portfolio Manager of Essex	2026

The section of the Prospectus entitled “Management of the Funds – The Sub-Advisers – Essex Investment Management Company, LLC” is amended by adding the following information:

Saralynn Sacks is the Lead Analyst and a Portfolio Manager for the micro, small, and SMID growth strategies. She has been working with Nancy Prial since 1988. Prior to the team joining Essex in 2005, Saralyn spent nine years at Burridge Growth Partners as a research analyst covering primarily small and mid cap growth stocks. Saralyn’s primary area of coverage for 20 plus years has been the healthcare sector. Previously, Saralyn spent two years as an Associate Equity Analyst at Stifel, Nicolaus and Company, Inc. researching gaming companies. Saralyn earned a B.S. in Statistics from the University of Michigan, an M.S. in Economics from London School of Economics and an M.B.A. in Finance and Accounting from the University of Chicago Booth School of Business.